Reg. No. 2-32685

Reg. No. 811-01660

As filed with the Securities and Exchange Commission on April 29, 2003

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☐

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. 48 ☒

and/or

REGISTRATION STATEMENT UNDER

THE INVESTMENT COMPANY ACT OF 1940 ☐

Amendment No. 48 ☒

PRUDENTIAL’S GIBRALTAR FUND, INC.

(Exact Name of Registrant as specified in Charter)

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code:	(800) 778-2255

Names and Address of Agent for Service:

Jonathan D. Shain

Secretary

Prudential’s Gibraltar Fund, Inc.

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

Copies to:

Christopher Palmer

Shea & Gardner

1800 Massachusetts Avenue, N.W.

Washington, D.C. 20036

Approximate Date of Proposed Public Offering:	continuous

It is proposed that this filing will become effective:

             immediately upon filing pursuant to paragraph (b)

     x      on (May 1, 2003) pursuant to paragraph (b)

             60 days after filing pursuant to paragraph (a)(1)

             75 days after filing pursuant to paragraph (a)(2)

             on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

             this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:	capital stock

Prospectus

May 1, 2003

Prudential’s Gibraltar Fund, Inc.

You may invest in the Fund only through the systematic investment plan contracts and the variable annuity contracts issued as part of Prudential’s Financial Security Program and Prudential’s Annuity Plan Account-2.

The contracts are no longer sold. Planholders still owning contracts may make additional investments in accordance with their contract.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund’s shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

1

Summary of Investment Objectives, Strategies and Risk

Objective:	Growth of capital to an extent compatible with a concern for preservation of principal. Current income, if any, is incidental.

Strategy:

The Fund invests primarily in common stock and other securities convertible into common stock. Those investments can include American Depository Receipts, which are dollar-denominated certificates representing a right to receive securities of a foreign issuer.

The Fund may invest in preferred stock, bonds and other fixed income investments. Usually, the Fund does not invest more than 15% of its assets in these instruments.

The Fund may invest in money market instruments, such as short-term debt securities.

The Fund’s portfolio manager uses a blend of growth and value investment styles.

Risks:

All investments involve risk. Common stock is subject to company risk. The stock of a particular company can vary based on a variety of factors, such as the company’s financial performance, changes in management and product trends, and the potential for takeover and acquisition. Common stock is also subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks may drop.

Since the Fund also invests in debt obligations, there is the risk that the value of a particular obligation could decrease. Debt obligations may involve credit risk – the risk that the borrower will not repay an obligation, and interest rate risk – the risk that interest rates may change and affect the value of the obligation.

There is also risk involved in the investment strategies we may use. Some of our strategies require us to try to predict whether the price or value of an underlying investment will go up or down over a certain period of time. There is always the risk that investments will not perform as we thought they would. Like any mutual fund, an investment in the Fund could lose value, and you could lose money.

2

Performance

The two tables below show the Fund’s annual returns and its long term performance. The first table shows you how the Fund’s performance varied from year to year. The second table compares the Fund’s performance over time to that of the S&P 500, a widely recognized unmanaged index of stock performance, and a group of similar mutual funds. These tables provide an indication of the risk of investing in the Fund and how returns can change. As with all mutual funds, past performance does not mean that the Fund will achieve similar results in the future.

Average Annual Returns* (as of 12/31/02)

	1 YEAR		5 YEARS		10 YEARS
Fund shares	-	26.23%		1.82%	9.17%
S&P 500**	-	22.09%		-0.58%	9.34%
Lipper Average***	-	23.51%	-	2.13%	7.28%

*	The Fund’s returns are after deduction of Fund expenses. They do not include any charges under the investment contracts or variable annuity contracts. If those contract charges were included, the annual returns would be lower than those shown.
**	The Standard and Poor’s 500 Composite Stock Price Index (S&P 500) – an unmanaged index of 500 stocks of large U.S. companies – gives a broad look at how stock prices performed. These returns would have been lower if they included the effect of investment management expenses and taxes.
***	The Lipper (VIP) Large-Cap Core Funds Average is calculated by Lipper Inc. and reflects the investment return of certain portfolios underlying variable life and annuity contracts. The returns are net of investment fees and Fund expenses but not contract charges. These returns would have been lower if they included the effect of contract charges and taxes.

3

Fees and Expenses

The table below lists the Fund’s expenses as a percentage of the Fund’s average net assets:

2002 Fund Expenses*

(as a percentage of the Fund’s average net assets)

Investment Management Fee	**0.55%
Other Expenses	***0.06%

TOTAL FUND EXPENSES	0.61%

*	This table shows only Fund expenses. This table does not show charges that are imposed by the variable contracts. See your contract for additional information about contract charges.
**	Prior to October 18, 2002, the investment management fee was 0.125%. Effective October 18, 2002, planholders approved an increased management fee of 0.55%. The “Total Fund Expenses” as shown in the above table assume that the increased management fee of 0.55% was in effect for the entire 2002 calendar year. The actual investment management fee for the entire 2002 calendar year was 0.20%.
***	Effective October 18, 2002, planholders approved a new management agreement between the Fund and Prudential Investments LLC. Under the new agreement, certain costs formerly borne by Prudential, including legal, audit and custodian expenses, were assumed by the Fund. The “Other Expenses” as shown in the above table assume that such expenses were borne by the Fund for the entire 2002 calendar year. The actual “other expenses” for the entire 2002 calendar year was 0.03%.

Example

The following example, which reflects the Fund expenses listed above, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The following example does not include the effect of contract charges. For more information about contract charges see your contract.

The example assumes that you invest $10,000 in shares of the Fund for the time periods indicated. The example assumes a 5% return each year and that the Fund’s operating expenses remain the same as shown in the chart above. The figures shown would be the same whether or not you sold your shares at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$62	$195	$340	$762

4

Investment Objective and Strategies

The Fund’s objective is growth of capital to an extent compatible with a concern for preservation of principal. Current income, if any, is incidental.

In an effort to meet that objective, the Fund invests primarily in common stock and other securities convertible into common stock.

The Fund’s portfolio manager uses a blend of growth and value investment styles. He invests in value stocks—stocks he believes are undervalued given factors such as the company’s earnings, assets, cash flow and dividends. He also invests in growth stocks—stocks he believes have strong growth characteristics, such as strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow and financial strength.

The Fund may also invest in American Depository Receipts (ADRs). ADRs are U.S. dollar-denominated certificates issued by a United States bank or trust company. They represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in an over-the-counter market.

Investment in ADRs has certain advantages over direct investment in the underlying foreign securities. They are easily transferable, have readily available market quotations, and the foreign issuers are usually subject to comparable auditing, accounting and financial reporting standards as domestic issuers. Nevertheless, as foreign securities, ADRs involve certain risks. These risks include political or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, and the fact that there may be less publicly available information about a foreign company than about a domestic company.

The Fund may also invest in preferred stock, bonds, debenture notes and other evidences of indebtedness of a character customarily acquired by institutional investors. These investments may or may not be convertible into stock or accompanied by warrants or rights to acquire stock. These investments may or may not be publicly traded. The Fund generally invests no more than 15% of its assets in these instruments. Investment in these instruments may exceed 15% when the portfolio manager determines that it is appropriate, based on economic conditions or general levels of common stock prices.

The Fund may also invest in money market instruments, such as short-term debt securities. The Fund usually invests only a moderate proportion of its assets in money market instruments to facilitate purchases and redemptions and portfolio trading. The Fund may, at times, adopt a temporary defensive position in which it invests a greater proportion, up to 100%, of the Fund’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve growth of capital, but can help to preserve the Fund’s assets when markets are unstable.

The Fund may lend its securities, invest in warrants, and hold up to 10% of its assets in illiquid securities. The Fund is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI).

The Fund generally seeks long-term growth of capital rather than short-term trading profits. Thus, the Fund does not generally engage in active and frequent trading of portfolio securities.

However, during any period when changing economic or market conditions are anticipated, the Fund’s portfolio manager may determine that more frequent trading is appropriate. Frequent trading usually increases the Fund’s brokerage costs, which would increase the Fund’s overall expenses, and (for investors who do not invest in the Fund through a tax-deferred vehicle) would result in increased taxable distributions.

5

Fund Management

Prudential Investments LLC (PI), serves as investment manager to the Fund. PI is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial). PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. As of December 31, 2002, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as the administrator to closed-end investment companies, with aggregate assets of $86.1 billion.

Under a management agreement with the Fund, PI manages the Fund’s investment operations and administers its business affairs. Under the management agreement, PI is responsible for selecting and monitoring one or more subadvisers to handle the day-to-day investment management of the Fund. PI, not the Fund, pays the fees of the subadvisers. Pursuant to an order issued by the SEC, the Fund may add or change a sub-advisor, or change the agreement with a subadviser, if PI and the Fund’s Board of Directors concludes that doing so is in the best interests of Planholders investing in the Fund. The Fund can make these changes without planholder approval, but will notify planholders investing in the Fund of any such changes.

The Fund’s current subadviser is Jennison Associates LLC (Jennison), located at 466 Lexington Avenue, New York, New York 10017. Jennison is an indirect, wholly-owned subsidiary of Prudential Financial. Jennison serves as a subadviser for most of the equity mutual funds within the Prudential mutual fund complex.

Jeffrey Siegel is the portfolio manager for the Fund and has served as such since September 2000. Mr. Siegel has been an Executive Vice President of Jennison since June 1999. Previously he was at TIAA-CREF from 1988-1999, where he held positions as a portfolio manager and an analyst. Prior to joining TIAA-CREF, Mr. Siegel was an analyst for Equitable Capital Management and held positions at Chase Manhattan Bank and First Fidelity Bank.

6

Purchase, Redemption and Pricing of Fund Shares

Purchase

You may invest in the Fund only through the systematic investment plan contracts and the variable annuity contracts issued as part of Prudential’s Financial Security Program and Prudential’s Annuity Plan Account-2. The contracts are no longer sold. Planholders still owning contracts may make additional investments in accordance with their contract.

Prudential Investment Management Services LLC (PIMS) distributes the Fund’s shares under a Distribution Agreement with the Fund.

Redemption

Shares are redeemed for cash within 7 days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange is closed (other than weekends or holidays), when trading on the New York Stock Exchange is restricted, or as permitted by the Securities and Exchange Commission (SEC).

Pricing – Net Asset Value

The price of a Fund share is known as the net asset value or NAV per share. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is placed. The NAV per share is determined once each business day at the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We may not determine the NAV on days when we have not received any purchase or redemption orders, or when changes in the value of the Fund’s portfolio do not materially affect its NAV.

The NAV per share is determined by a simple calculation. It is the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding.

To determine the Fund’s NAV per share, its holdings are valued as follows:

Equity securities are generally valued at the last sale price (or the official closing price) on an exchange or NASDAQ, or if there is no sale, at the mean between the most recent bid and asked prices on that day. If there is no asked price, the security will be valued at the bid price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

Debt securities which mature in more than 60 days are valued using an independent pricing service. Debt securities that mature in 60 days or less are valued at amortized cost. This means that the security is valued initially at its purchase price (or its value on the 60th day prior to maturity) and then decreases (or increases when a security is purchased at a discount) in value by equal amounts each day until the security matures. Amortized cost is used widely by mutual funds and almost always results in a value that is extremely close to the actual market value. The Fund’s Board of Directors has established procedures to monitor whether any material deviation occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Planholders.

7

Securities for which no market quotations are available will be valued at fair value under the direction of the Fund’s Board of Directors. The Fund also may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund’s NAV is determined. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security’s quoted or published price. For purposes of computing the Fund’s NAV, we will value the Fund’s futures contracts 15 minutes after the close of regular trading on the New York Stock Exchange (NYSE).

8

Other Information

Dividends and Distributions

The Fund periodically distributes substantially all of its net investment income and its net realized capital gains in accordance with rules applicable to mutual funds. For Planholders, under most contracts, dividends and distributions are automatically reinvested in additional Fund shares. Planholders under certain non-qualified contracts may choose to receive dividends and distributions in cash.

Federal Income Taxes

The federal income tax rules applicable to Planholders vary depending on the contract and whether a tax qualified plan is involved. You should consult with your plan sponsor or a qualified tax adviser for tax information applicable to you.

The Fund intends to comply with certain requirements of the Internal Revenue Code applicable to investment companies selling their shares to insurance company separate accounts. By meeting these requirements, Prudential Insurance Company of America—but not the variable contract owners—should be subject to tax on distributions by the Fund to the separate accounts.

9

Financial Highlights

The financial highlights will help you evaluate the financial performance of the Fund. The Total Return in the table represents the rate that a Fund shareholder earned on an investment, assuming reinvestment of all dividends and other distributions. The table does not reflect charges under any variable contract. The information is for each Fund share for the periods indicated.

This information for the five years ended December 31, 2002 has been audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements included in the Fund’s Annual Report is incorporated by reference in the SAI, which are available upon request.

Fiscal Years Ended December 31, Per Share Operating Performance:	2002	2001	2000	1999	1998

Net asset value, beginning of year	$7.79	$9.99	$15.67	$12.43	$10.95

Income From Investment Operations:
Net investment income	.06	.08	.09	.10	.12
Net realized and unrealized gains (losses) on investments	(2.10)	(1.69)	.25	4.57	2.61

Total from investment operations	(2.04)	(1.61)	.34	4.67	2.73

Less Dividends and Distributions:
Dividends from net investment income	(.06)	(.08)	(.09)	(.09)	(.12)
Distributions from net realized gains	—	(.05)	(5.93)	(1.34)	(1.13)
Tax return of capital distributions	—	(.46)	—	—	—

Total distributions	(.06)	(.59)	(6.02)	(1.43)	(1.25)

Net asset value, end of year	$5.69	$7.79	$ 9.99	$15.67	$12.43

Total Investment Return(a)	(26.23)%	(16.45)%	1.59%	38.92%	25.89%

Ratios/Supplemental Data

Net assets, end of year (in millions)	$200.2	$298.0	$423.5	$451.3	$362.5
Ratios to average net assets:
Expenses	.23%	.13%	.13%	.13%	.13%
Net investment income	.87%	.87%	.57%	.63%	.96%
Portfolio turnover rate	89%	69%	82%	39%	105%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

10

For More Information

Additional information about the Fund can be obtained upon request without charge and can be found in the following documents:

Statement of Additional Information (SAI)

(incorporated by reference into this prospectus)

Annual Report

(including a discussion of market conditions and strategies that significantly affected the Fund’s performance during the previous year)

Semi-Annual Report

To obtain these documents, to ask any questions about the Fund, or to obtain a copy of the Consolidated Financial Statements of The Prudential Insurance Company of America and Subsidiaries without charge:

–	Call toll-free 1-800-778-2255
–	Write to Prudential’s Gibraltar Fund, Inc.,

Gateway Center Three

100 Mulberry Street,

Newark, New Jersey 07102

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail: Securities and Exchange Commission Public Reference Section Washington, DC 20549-6009 (The SEC charges a fee to copy documents.)	In Person: Public Reference Room in Washington, DC (For hours of operation, call 1 (800) SEC-0330.)

Via the Internet:

http://www.sec.gov

SEC File No. 811-01660

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777	PRESORTED STANDARD U.S. POSTAGE PAID PERMIT 1793 LANCASTER, PA

GIB1

Statement of Additional Information (SAI)

May 1, 2003

Prudential’s Gibraltar Fund, Inc.

You may invest in the Fund only through the systematic investment plan contracts and the variable annuity contracts issued as part of Prudential’s Financial Security Program and Prudential’s Annuity Plan Account-2. The contracts are no longer sold. Planholders still owning contracts may make additional investments in accordance with their contract.

This is not a prospectus. This SAI should be read in conjunction with the Fund’s prospectus dated May 1, 2003. The Fund’s audited financial statements for the fiscal year ended December 31, 2002 are incorporated in this statement of additional information by reference to the Fund’s 2002 annual report (file no. 811-01660). You may obtain a copy of the Fund’s annual report at no charge by request to the Fund, at the address or telephone number noted below.

To obtain a copy of the Fund prospectus:

–	Call toll-free 1-800-778-2255; or
–	Write to Prudential’s Gibraltar Fund, Inc.
GatewayCenter Three, 100 Mulberry Street, Newark, New Jersey 07102

GIB1B

CONTENTS

Fund History	3

Fund Investments and Risks	3

Investment Restrictions	5

Management of the Fund	6

Investment Advisory and Other Services	12

Brokerage Allocation and Other Practices	16

Code of Ethics	17

Capital Stock	17

Taxation of the Fund	18

Financial Statements	18

Fund History

The Fund was originally incorporated in the State of Delaware on March 14, 1968 and was reincorporated in the State of Maryland effective May 1, 1997. It is registered with the Securities and Exchange Commission (SEC) as a diversified open-end management investment company.

Fund Investments and Risks

We provide more detail about four investment strategies listed in the prospectus.

Securities Lending

The Fund may lend portfolio securities to broker-dealers, qualified banks and certain institutional investors, provided such loans do not exceed in the aggregate 33 1/3 % of the Fund’s total assets. All securities loans will be made pursuant to a written agreement and continuously secured by collateral in the form of cash, U.S. Government securities or irrevocable standby letters of credit in an amount equal or greater than the market value of the loaned securities plus the accrued interest and dividends. While a security is loaned, the Fund will continue to receive the interest and dividends on the loaned security while also receiving a fee from the borrower or earning interest on the investment of the cash collateral. Upon termination of the loan, the borrower will return to the Fund a security identical to the loaned security. The Fund will not have the right to vote a security that is on loan, but would be able to terminate the loan and retain the right to vote if that were considered important with respect to the investment.

The primary risk in lending securities is that the borrower may become insolvent on a day on which the loaned security is rapidly advancing in price. In this event, if the borrower fails to return the loaned security, the existing collateral might be insufficient to purchase back the full amount of the security loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage, but the Fund would be an unsecured creditor with respect to any shortfall and might not be able to recover all or any of it. However, this risk can be decreased by the careful selection of borrowers and securities to be lent. The Fund will not lend securities to entities affiliated with Prudential Financial.

Illiquid Securities

The Fund may hold up to 10% of its assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets either within or outside of the United States. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A established a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and privately placed commercial paper for which there is a readily available market are treated as liquid only when deemed liquid under procedures established by the Board of Directors. The Fund’s investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, among others, the following factors (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (a) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (b) it must not be “traded flat” (that is, without accrued interest) or in default as to principal or interest.

The staff of the SEC has taken the position that purchased OTC options and the assets used as “cover” for written OTC options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund’s election, to unwind the OTC option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designed to reflect the counterparty’s economic loss from an early termination, but does allow the Fund to treat the assets used as “cover” as “liquid.”

Warrants

The Fund may invest in warrants or rights to acquire stock. The Fund will not purchase any such warrants or rights if after giving effect to such purchase the total cost to the Fund of all warrants and rights then held by it will exceed 3% of the value of Fund assets. Warrants are options to purchase securities at a specified price during a specified period of time. The risk associated with warrants is that the market price of the underlying stock will stay below the exercise price of the warrant during the exercise period. If this occurs, the warrant becomes worthless and the investor loses the money he or she paid for the warrant.

Temporary Defensive Position

The Fund may, at times, adopt a temporary defensive position in which it invests up to 100% of its assets in money market instruments, including short-term government and corporate debt obligations, commercial paper and bank obligations (such as certificates of deposit, time deposits and bankers acceptances). When the Fund purchases money market securities, it may on occasion enter into a repurchase agreement with the seller wherein the seller and the buyer agree at the time of sale to a repurchase of the security at a mutually agreed upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund’s money is invested in the security, and is not related to the coupon rate of the purchase security. Repurchase agreements may be considered loans of money to the seller of the underlying security, which are collateralized by the securities underlying the repurchase agreement. The Fund will not enter into repurchase agreements unless the agreement is fully collateralized (i.e., the value of the securities is, and during the entire term of the agreement remains, at least equal to the amount of the loan including interest). The Fund will take possession of the securities underlying the agreement and will value them daily to assure that this condition is met. In the event that a seller defaults on a repurchase agreement, the Fund may incur loss in the market value of the collateral, as well as disposition costs; and, if a party with whom the Fund has entered into a repurchase agreement becomes involved in a bankruptcy proceeding, the Fund’s ability to realize on the collateral may be limited or delayed and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceeding.

Investment Restrictions

We list below certain fundamental investment restrictions of the Fund. They may not be changed without the vote of a majority of the Fund’s outstanding voting securities.

(1)	The Fund does not underwrite the securities of other insurers, except where it may be deemed to be an “underwriter” for purposes of the Securities Act of 1933, as amended, in connection with the registration and/or sale of any illiquid securities it holds.

(2)	The Fund does not buy or sell commodities or commodity contracts, except that the Fund may purchase and sell futures contracts and related options.

(3)	The Fund does not purchase securities on margin; provided that the Fund may obtain such short-term credits as may be necessary for the clearance of transactions, and that the deposit or payment of money of initial or maintenance margin in connection with otherwise permissible futures or options is not considered the purchase of a security on margin.

(4)	The Fund does not borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Reverse repurchase agreements are not considered borrowing for purposes of this restriction.

(5)	The Fund does not issue senior securities, except as permitted under the Investment Company Act of 1940 and rules thereunder or by Securities and Exchange Commission order, Securities and Exchange Commission release, no-action letter, or similar relief or interpretations. Collateral arrangements entered into by a Fund with respect to futures contracts or options and the writing of options are not deemed to be the issuance of a senior security.

(6)	The Fund does not buy or sell real estate, although the Fund may buy or sell securities that are secured by real estate, securities of real estate investment trusts and of other issuers that engage in real estate operations, mortgage-backed securities, mortgage participations, or other instruments supported or secured by interests in real estate, and the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

(7)	The fund will not make loans, except loans of the Fund’s assets, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the Investment Company Act of 1940 and rules thereunder or by Securities and Exchange Commission order, Securities and Exchange Commission release, no-action letter, or similar relief or interpretations. The following shall not be considered the making of a loan: the acquisition of bonds, debentures or other debt instruments, or participations or other interests therein; or investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or instruments similar to the foregoing.

(8)	The Fund will not concentrate its investments in any one industry (no more than 25% of the value of the Fund’s assets will be invested in any one industry).

The Fund also follows the following non-fundamental investment restrictions, which may be changed with approval of the Fund’s Board of Directors:

(1)	The Fund will not invest in futures contracts or related options.

(2)	The Fund does not sell short, or buy, sell or write put or call options or combinations of such options.

(3)	The Fund does not invest for the purpose of exercising control or management.

MANAGEMENT OF THE FUND

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the Investment Company Act or the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex” consists of the Fund and any other investment companies managed by Prudential Investments LLC (PI).

Independent Directors

Name, Address** and Age	Position With Fund	Term of Office*** and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director****
Saul K. Fenster, Ph.D. (69)	Director	Since 1983	President (since December 1978) of New Jersey Institute of Technology; Commissioner (since 1998) of the Middle States Association Commission on Higher Education; Commissioner (since 1985) of the New Jersey Commission on Science and Technology; Director (since 1998), Society of Manufacturing Engineering Education Foundation; formerly a director or trustee of Liberty Science Center, Research and Development Council of New Jersey, New Jersey State Chamber of Commerce, and National Action Council for Minorities in Engineering.	80	Member (since 2000), Board of Directors of IDT Corporation.
W. Scott McDonald, Jr. (65)	Director	Since 1983	Vice President (since 1997) of Kaludis Consulting Group, Inc. (a Sallie Mae company serving higher education); Formerly principal (1993-1997); Scott McDonald & Associates; Chief Operating Officer (1991-1995), Fairleigh Dickinson University; Executive Vice President and Chief Operating Officer (1975-1991), Drew University; interim President (1988-1990), Drew University and founding director of School, College and University Underwriters Ltd.	80
Joseph Weber, Ph.D. (78)1	Director	Since 1993	Vice President, Finance, Interclass (international corporate learning) since 1991; formerly President, The Alliance for Learning; retired Vice President, Member of the Board of Directors and Member of the Executive and Operating Committees, Hoffmann-LaRoche Inc; Member, Board of Overseers, New Jersey Institute of Technology. Trustee and Vice Chairman Emeritus, Fairleigh Dickinson University.	4

Interested Directors

Name, Address** and Age	Position With Fund	Term of Office*** and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director****
*David R. Odenath, Jr. (45)	President and Director	Since 1999	President, Chief Executive Officer and Chief Operating Officer (since June 1999) of PI; Senior Vice President (since June 1999) of Prudential Insurance Company of America (Prudential Insurance); formerly Senior Vice President (August 1993-May 1999) of PaineWebber Group, Inc.	115

Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

Officers

Name, Address** and Age	Position With Fund	Term of Office*** and Length of Time Served	Principal Occupations During Past 5 Years
Robert F. Gunia (56)	Vice President	Since 1999

Executive Vice President and Chief Administrative Officer (since June 1999) of Prudential Investments LLC (PI); Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America (Prudential); formerly Senior Vice President (March 1987-May 1999) of Prudential Securities Incorporated (Prudential Securities); formerly Chief Administrative Officer (July 1989-September 1996), Director (January 1989-September 1996) and Executive Vice President, Treasurer and Chief Financial Officer (June 1987-December 1996) of Prudential Mutual Fund Management, Inc. (PMF); Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Judy A. Rice (55)	Vice President	Since 2001

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since 2003) of PI; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.

Jonathan D. Shain (44)	Secretary	Since 2001

Vice President and Corporate Counsel (since August 1998) of Prudential; formerly Attorney with Fleet Bank, N.A. (January 1997-July 1998) and Associate Counsel (August 1994-January 1997) of New York Life Insurance Company.

Grace C. Torres (43)	Treasurer and Principal Financial	Since 1997	Senior Vice President (since January 2000) of PI; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-
Jeffrey Scarbel (39)	Assistant Treasurer	Since 2000	Vice President (since November 2000) of PI; formerly Director (October 1996-November 2000) of PI.

[1]	Mr. Weber is scheduled to retire from the Board before the end of 2003.
*	“Interested” Director, as defined in the 1940 Act, by reason of employment with the Manager (as defined below) and/or the Distributor (as defined below).
**	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
***	There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75 (except that the Independent Directors have extended this deadline for Mr. Weber). The table shows how long they have served as Director and/or Officer.
****	This column includes only directorships of companies required to register, or file reports with the SEC under the Securities Exchange Act of 1934 (i.e., ”public companies”) or other investment companies registered under the 1940 Act.

The Fund has Directors who oversee the actions of the Fund’s Manager, each subadviser and Distributor, and decide upon matters of general policy. The Directors also review the actions of the Fund’s Officers, who conduct and supervise the daily business operations of the Fund.

Directors and Officers of the Fund are also trustees, directors and officers of some or all of the other investment companies advised by the Fund’s Manager and distributed by PIMS.

The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The policy includes a grandfather provision permitting Mr. Weber to serve until at least June 30, 2003.

Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Interested Directors of the Fund.

Standing Board Committees

The Board of Directors has established two standing committees in connection with governance of the Fund — Audit and Nominating.

The Audit Committee consists of all of the Independent Directors. The responsibilities of the Audit Committee are to assist the Board of Directors in overseeing the Fund’s independent accountants, accounting policies and procedures, and other areas relating to each Fund’s auditing processes. The function of the Audit Committee and the Board of Directors is oversight. It is management’s responsibility to maintain appropriate systems for accounting and internal control and the independent public accountants’ responsibility to plan and carry out a proper audit. The independent accountants are responsible to the Board of Directors and the Audit Committee. The Audit Committee met four times during the fiscal year ended December 31, 2002.

The Nominating Committee consists of all of the Independent Directors. This Committee interviews and recommends to the Board persons to be nominated for election as Directors by the Planholders and selects and proposes nominees for election by the Board between annual meetings. This Committee does not normally consider candidates proposed by Planholders for election as Directors. The Nominating Committee reviews each Director’s investment in the Fund, matters relating to Director compensation and expenses and compliance with the Fund’s retirement policy. The Nominating Committee also reviews the independence of Directors serving on the Board and recommends to the Board Independent Directors to be selected for membership on Board Committees. The Nominating Committee did not meet during the fiscal year ended December 31, 2002.

The Board of Directors has also approved participation in an Executive Committee designed to coordinate the governance of all of the mutual funds in the Fund Complex. The role of the Executive Committee is solely advisory and consultative, without derogation of any of the duties or responsibilities of the Board of Directors. None of the Fund’s Independent Directors currently serve on the Executive Committee. The responsibilities of the Executive Committee include: facilitating communication and coordination between the Independent Directors and fund management on issues that affect more than one fund; serving as a liaison between the boards of directors/trustees of funds and fund management; developing, in consultation with outside counsel and management, draft agendas for board meetings; reviewing and recommending changes to Board practices and monitoring and supervising the performance of legal counsel to the funds and the Independent Directors.

The Fund pays each of its Directors who is not an affiliated person of the Manager or the Subadviser annual compensation in addition to certain out-of-pocket expenses. Directors who serve on the committees may receive additional compensation. The amount of compensation paid to each Independent Director may change as result of the creation of additional funds upon whose Boards the Directors may be asked to serve.

Independent Directors may defer receipt of their Directors’ fees pursuant to a deferred fee agreement with the Fund. Under the terms of such agreement, the Fund accrues daily the amount of Director’s fees which accrues interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury bills at the beginning of each calendar quarter or, pursuant to an SEC exemptive order, at the daily rate of return of any Prudential mutual fund. The Fund’s obligation to make payments of deferred Directors’ fees, together with interest thereon, is a general obligation of the Fund.

The Fund has no retirement or pension plan for its Directors.

The following tables sets forth the aggregate compensation paid by the Fund for the fiscal year ended December 31, 2002 to the Independent Directors. The table also shows aggregate compensation paid to those Directors for service on the Fund’s Board and the Board of any other funds in the Fund Complex, for the calendar year ended December 31, 2002.

Compensation Table

Name and Position(1)	Aggregate Compensation From Fund	Pension Or Retirement Benefits Accrued As Part of Fund Expenses	Total 2002 Compensation From Fund and Fund Complex Paid to Directors
Saul K. Fenster, Ph.D—Director	$10,000	None	$140,000	(21/80	)*
Joseph Weber, Ph.D—Director	$10,000	None	$ 80,750	(9/63	)*
W. Scott McDonald, Jr.—Director (2)	$10,000	None	$143,000	(21/80	)*

(1)	Interested Directors do not receive compensation from the Fund or any fund in the Fund Complex.
(2)	Although the last column shows the total amount paid to Directors from the Fund Complex during the calendar year ended December 31, 2002, such compensation was deferred at the election of the Director, in whole or in part, under the funds’ deferred fee agreement. Including accrued interest, total deferred compensation amounted to $135,555 for Mr. McDonald.
*	Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.

The following table sets forth the dollar range of Fund securities held by each Director as of December 31, 2002 (Fund securities can only be held indirectly through certain systematic investment plan contracts and variable insurance contracts, and these contracts are no longer offered for sale). The table also includes the aggregate dollar range of securities held by each Director in all funds in the Fund Complex overseen by that Director as of December 31, 2002.

Director Share Ownership Table

Independent Directors

Name of Director	Dollar Range of Securities in the Fund	Aggregate Dollar Range of Securities in All Registered Investment Companies Overseen by Director in Fund Complex
Saul K. Fenster, Ph. D.	—	$50,001-100,000
Joseph Weber, Ph. D.	—	NONE
W. Scott McDonald, Jr.	—	over $100,000

Interested Directors

Name of Director	Dollar Range of Securities in the Fund	Aggregate Dollar Range of Securities in All Registered Investment Companies Overseen by Director in Fund Complex
David R. Odenath, Jr.	—	over $100,000

The following table sets forth information regarding each class of securities owned beneficially or of record by each Independent Director, and his/her immediate family members, in an investment adviser or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund as of December 31, 2002.

Name of Director	Name of Owners and Relationships to Director	Company	Title of Class	Value of Securities	Percent of Class
Saul K. Fenster, Ph. D.	—	—	—	—	—
Joseph Weber, Ph. D.	—	—	—	—	—
W. Scott McDonald, Jr.	—	—	—	—	—

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of December 31, 2002, all Fund shares are held by three separate accounts of Prudential Insurance. The address of each separate account is 751 Broad Street, Newark, New Jersey 07102-3777. These separate accounts are used in connection with certain systematic investment plan contracts and variable annuity contracts.

INVESTMENT ADVISORY AND OTHER SERVICES

Manager and Subadviser

The Manager of the Fund is Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PI serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential mutual funds. See “Fund Management” in the Prospectus of the Fund. As of December 31, 2002, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $86.1 billion.

PI is a wholly-owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial).

Pursuant to a Management Agreement with the Fund (the Management Agreement), PI, subject to the supervision of the Fund’s Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund’s portfolio, including the purchase, retention disposition and loan of securities and other assets. In connection therewith, PI is obligated to keep certain books and records of the Fund. PI has hired a subadviser to provide investment advisory services to the Fund. PI also administers the Fund’s corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical, and bookkeeping services which are not being furnished by State Street Bank & Trust Company, the Fund’s custodian (the Custodian). The management services of PI to the Fund are not exclusive under the terms of the Management Agreement and PI is free to, and does, render management services to others.

In connection with its management of the corporate affairs of the Fund, PI bears the following expenses:

(a)	the salaries and expenses of all personnel of the Fund and the Manager, except the fees and expenses of Directors who are not affiliated persons of the Manager or the Fund’s subadviser.

(b)	all expenses incurred by the Manager or by the Fund in connection with managing the ordinary course of the Fund’s business, other than those assumed by the Fund, as described below; and

(c)	the costs, expenses and fees payable to the Subadviser, pursuant to a Subadvisory Agreement between PI and the Subadviser (the Subadvisory Agreement).

Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses, including (a) the fee payable to the Manager; (b) the fees and expenses of Directors who are not affiliated with the Manager or the Fund’s Subadviser (c) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions; (d) all taxes and corporate fees payable by the Fund to governmental agencies; (e) the cost of fidelity and directors and officers and errors and omissions insurance; (f) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business; (g) any distribution or service fees; (h) the fees and expenses of the Fund’s custodian; and (i) the charges and expenses of legal counsel and independent accountants to the Fund.

The Fund pays a fee to PI for the services performed and the facilities furnished by PI computed daily and payable monthly, at the rate of 0.55% annually of the average daily net assets of the Fund. The Fund paid PI $492,046, $430,022 and $576,323, during 2002, 2001 and 2000, respectively, for investment management services.

The Management Agreement provides that the Manager shall not be liable to the Fund for any error of judgment by the Manager or for any loss sustained by the Fund except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damage will be limited as provided in the Investment Company Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

The Management Agreement provides that it shall terminate automatically if assigned (as defined in the Investment Company Act), and that it may be terminated without penalty by either the Manager or the Fund (by the Board of Directors or vote of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act) upon not more than 60 days’ nor less than 30 days’ written notice.

PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. Fee waivers and subsidies will increase the Fund’s total return. These voluntary waivers may be terminated at any time without notice.

PI has entered into a Subadvisory Agreement with Jennison Associates LLC (Jennison). The Subadvisory Agreement provides that Jennison furnish investment advisory services in connection with the management of the Fund . In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises Jennison’s performance of those services. Pursuant to the Subadvisory Agreement, PI compensated Jennison at the rate of 0.25% of the Fund’s average daily net assets. PI paid Jennison $235,184, $215,011, and $91,720 during 2002, 2001 and 2000, respectively, pursuant to the Subadvisory Agreement.

The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, or Jennison upon not less than 30 days’ nor more than 60 days’ written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

Matters Considered by the Board

The Management and Subadvisory Agreements were approved by the Directors, including all of the Independent Directors, on May 21, 2002 at a meeting called for that purpose. In approving the Management and Subadvisory Agreements, the Board primarily considered the nature and quality of the services provided to the Fund and the overall fairness of the Agreements to the Fund. The Board requested and evaluated reports from the Manager and Jennison that addressed specific factors designed to inform the Board’s consideration of these and other issues.

With respect to the nature and quality of the services provided, the Board considered the performance of the Fund in comparison to relevant market indices, and the performance of a peer group of investment companies pursuing broadly similar strategies, over the past one, three, five and ten years. The Board also considered the quality of brokerage execution provided by Jennison. The Board reviewed Jennison’s use of brokers or dealers in fund transactions that provided research and other services to them, and the benefits derived by the Fund from such services. The Board also considered the Manager’s and Jennisons’ positive compliance history, as they have been free of significant compliance problems.

With respect to the overall fairness of the Management and Subadvisory Agreements, the Board primarily considered the fee structure in place as of the May 21, 2002 meeting and the fee increase proposed by the Manager and Jennison at that meeting (and later approved by Planholders). The Board received materials comparing the Fund’s then-current management fee and overall expenses to those of comparable funds. The Board also received an oral presentation from representatives of the Manager. The comparative materials, which were obtained from an independent and unaffiliated research provider, indicated that the Fund’s overall expense ratio was still among the lowest in its peer group of mutual funds, even after taking into consideration the proposed fee increase and the Fund’s assumption of expenses previously paid by the Manager or its affiliates. The Board also considered specific data as to the Managers’ loss on the Fund and carefully examined the Manager’s cost allocation methodology.

The Board also considered the fact that the Manager advised the Board that the then-current management fee paid by the Fund made it extremely difficult for the Manager to properly manage the Fund. The Board additionally considered the fact that the then-current management fee did not provide the Manager with sufficient funds to properly compensate Jennison at current market rates for subadvisory services provided by Jennison to the Fund. The Board also considered the fact that the then-current management fee rate made it difficult for the Manager to properly manage the Fund under the Fund’s manager-of-managers structure (pursuant to which the Manager may enter into new subadvisory agreements with unaffiliated subadvisers without Planholder approval), because the Manager likely would have difficulty retaining a suitable new subadviser in the event that it believed that a change in subadvisers was in the best interest of shareholders. Based on the materials provided to the Board and the presentation made by the Manager at the meeting, the Board concluded that adopting the new Management and Subadvisory agreements was in the best interests of the Fund and the Planholders.

SEC Order

Pursuant to an order issued by the SEC, the Fund may add or change a subadviser, or change the agreement with a subadviser if PI and the Fund’s Board of Directors concludes that doing so is in the best interests of Planholders investing in the Fund. The Fund can make these changes without Planholder approval, but will notify planholders investing in the Fund of any such changes.

The current order imposes the following conditions:

1. PI will provide general management and administrative services to the Fund including overall supervisory responsibility for the general management and investment of the Fund’s securities portfolio, and, subject to review and approval by the Board, will (i) set the Fund’s overall investment strategies; (ii) select subadvisers; (iii) monitor and evaluate the performance of subadvisers; (iv) allocate and, when appropriate, reallocate a Fund’s assets among its subadvisers in those cases where the Fund has more than one subadviser; and (v) implement procedures reasonably designed to ensure that the subadvisers comply with the Fund’s investment objectives, policies, and restrictions.

2. Before the Fund may rely on the order, the operation of the Fund in the manner described in the Application for the order will be approved by a majority of its outstanding voting securities, as defined in the Investment Company Act.

3. The Fund will furnish to shareholders all information about a new subadviser or subadvisory agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by the addition of a new subadviser or any proposed material change in the Fund’s subadvisory agreement. The Fund will meet this condition by providing shareholders with an information statement complying with the provisions of Regulation 14C under the Securities Exchange Act of 1934, as amended, and Schedule 14C thereunder. With respect to a newly retained subadviser, or a change in a subadvisory agreement, this information statement will be provided to shareholders of the Fund a maximum of ninety (90) days after the addition of the new subadviser or the implementation of any material change in a subadvisory agreement. The information statement will also meet the requirements of Schedule 14A under the Exchange Act.

4. The Fund will disclose in its prospectus the existence, substance and effect of the order granted pursuant to the Application.

5. No interested Director or officer of the Fund or director or officer of PI will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such director or officer) any interest in any subadviser except for (i) ownership of interests in PI or any entity that controls, is controlled by or is under common control with PI, or (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a subadviser or any entity that controls, is controlled by or is under common control with a subadviser.

6. PI will not enter into a subadvisory agreement with any subadviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act, of the Fund or PI other than by reason of serving a subadviser to one or more Portfolios (an “Affiliated Subadviser”) without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the applicable Portfolio.

7. At all times, a majority of the members of the Board will be persons each of whom is an Independent Director, and the nomination of new or additional Independent Directors will be placed within the discretion of the then existing Independent Directors.

8. When a subadviser change is proposed involving an Affiliated Subadviser, the Board, including a majority of the Independent Directors, will make a separate finding, reflected in the Board’s minutes, that such change is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which PI or the Affiliated subadviser derives an inappropriate advantage.

The Fund has applied for an amendment to the current order or a new order from the SEC permitting us to disclose only the aggregate fees (both as a dollar amount and as a percentage of the Fund’s net assets) paid to each unaffiliated subadviser (“Aggregate Fee Disclosure”) by PI, not the Fund. We will, of course, comply with any conditions imposed by the SEC under any new or amended order.

Other Service Providers

Prudential Investment Management Services LLC (PIMS), an indirect wholly-owned subsidiary of Prudential, acts as the principal underwriter of the Fund. Fund shares are sold only to certain separate accounts of Prudential. The offering of Fund shares is continuous. PIMS is a limited liability corporation organized under Delaware law in 1996. PIMS is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The principal business address of PIMS is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. The Fund does not pay any fee to PIMS.

State Street Bank and Trust Company (State Street), 801 Pennsylvania, Kansas City, Missouri 64105-1716, is the custodian of the assets held by the Fund. As custodian, State Street is responsible for safeguarding the assets of the Fund. State Street is also the Fund’s transfer agent and dividend-paying agent.

PricewaterhouseCoopers LLP (PwC) is the Fund’s independent accountant. PwC’s principal business address is 1177 Avenue of the Americas, New York, New York 10036. PwC provides audit services for the Fund.

Brokerage Allocation and Other Practices

Jennison, as the Fund’s investment subadviser, is responsible for decisions to buy and sell securities for the Fund. Jennison is also responsible for the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive brokerage commissions on Fund transactions. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, Prudential Securities Incorporated (PSI), an indirect wholly-owned subsidiary of Prudential Financial.

Equity securities traded in the over-the-counter market and bonds, including convertible bonds, are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments and U.S. Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with PSI in any transaction in which PSI acts as principal.

Fund securities may not be purchased from any underwriting or selling syndicate of which PSI, during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act) except in accordance with rules of the SEC. This limitation, in the opinion of the Fund, will not significantly affect the Fund’s current ability to pursue its respective investment objective. However, in the future it is possible that the Fund may, under other circumstances, be at a disadvantage because of this limitation in comparison to other funds not subject to such a limitation.

In placing orders for portfolio securities of the Fund, Jennison’s overriding objective is to obtain the best possible combination of price and execution. Jennison seeks to effect each transaction at a price and commission that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. The factors that Jennison may consider in selecting a particular broker-dealer firm are: Jennison’s knowledge of negotiated commission rates currently available and other transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firm; the availability of research and research related services provided through such firm; Jennison’s knowledge of the financial stability of the firm; Jennison’s knowledge of actual or apparent operational problems of the firm; and the amount of capital, if any, that would be contributed by the firm executing the transaction. Given these factors, the Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.

When Jennison selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research related products and/or services, such as research reports, research compilations, statistical and economic data, computer data bases, quotation equipment and services, research oriented computer-software, hardware and services, reports concerning the performance of accounts, valuations of securities, investment related periodicals, investment seminars and other economic services and consultants. Such services are used in connection with some or all of Jennison’s investment activities; some of such services, obtained in connection with the execution of transactions for one investment account may be used in managing other accounts, and not all of these services may be used in connection with the Fund.

Subject to the above considerations, PSI may act as a securities broker for the Fund. In order for PSI to effect any transactions for the Fund, the commissions received by PSI must be reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow PSI to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arm’s-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the directors who are not “interested” persons, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to PSI are consistent with the foregoing standard. In accordance with Rule 11a2-2(T) under the Securities Exchange Act of 1934, PSI may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation in a written contract executed by the Fund and PSI. Rule 11a2-2(T) provides that PSI must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by PSI from transactions effected for the Fund during the applicable period. Brokerage transactions with PSI are also subject to such fiduciary standards as may be imposed by applicable law.

Commissions Paid During Last Three Years

	2002	2001	2000
Total Commissions	$634,933	$590,883	$506,600
Commissions paid to PSI	$0	$0	$4,711

Code of Ethics

The Board of Directors of the Fund has approved Codes of Ethics for the Fund, Jennison, PI and PIMS. The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Fund is making such investments. The Codes are on public file with, and are available from, the SEC.

Capital Stock

All shares of Fund stock are entitled to participate equally in dividends and distributions of the Fund and in its net assets remaining upon liquidation after satisfaction of outstanding liabilities. Fund shares are fully paid and nonassessable when issued and have no preemptive, conversion or exchange rights. Such shares are redeemable upon request, except under the circumstances described in the prospectus.

Each share of common stock outstanding is entitled to one vote. Fund shares are held only by separate accounts of Prudential (Prudential’s Annuity Plan Account-2, Prudential’s Investment Plan Account and Prudential’s Annuity Plan Account). Fund shares are voted by Prudential in accordance with voting instructions received from participants in those accounts. If there are Fund shares held in an account for which voting instructions are not received, Prudential will vote those shares on each matter in the same proportion as it votes the Fund shares held in that account for which it received instructions.

Taxation of the Fund

The Fund intends to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In any year in which the Fund qualifies as a regulated investment company and distributes substantially all of its net investment income and net capital gains, the Fund generally will not be subject to federal income tax to the extent it distributes to shareholders such income and capital gains in the manner required under the Code. If the Fund does not qualify under Subchapter M of the Code, the Fund will be subject to Federal income tax.

To comply with regulations under Section 817(h) of the Code which contains certain diversification requirements, the Fund will be required to diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated for purposes of Section 817(h) as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the U.S. or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, whichever is applicable.

FINANCIAL STATEMENTS

The Fund’s financial statements for the fiscal year ended December 31, 2002, incorporated in this SAI by reference to the Fund’s 2002 annual report to shareholders (File No. 811-01660), have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on authority of said firm as experts in auditing and accounting. You may obtain a copy of the Fund’s annual report at no charge by request to the Fund by calling (800) 778-2255, or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

Item 23. Exhibits

(a)	(1) Articles of Incorporation. Incorporated by reference to Exhibit 24 to Post-Effective Amendment No. 39 to Form S-6, Prudential’s Investment Plan Account, (File No. 2-52715), filed May 2, 1997.

(2) By-laws, as amended February 29, 2000. Incorporated by reference to Post-Effective Amendment No. 43 to the Registration Statement on Form N1-A (File No. 2-32685) filed April 26, 2000.

(d)	(1) Management Agreement between the Registrant and Prudential Investments LLC. Incorporated by reference to Post-Effective Amendment No. 47 to the Registration Statement on Form N1-A (File No. 2-32685) filed February 27, 2003.

(2) Subadvisory Agreement between the Registrant and Jennison Associates LLC. Incorporated by reference to Post-Effective Amendment No. 47 to the Registration Statement on Form N1-A (File No. 2-32685) filed February 27, 2003.

(e)	Distribution Agreement between the Registrant and Prudential Investment Management Services LLC. Incorporated by reference to Post-Effective Amendment No. 42 to the Registration Statement on Form N1-A (File No. 2-32685) filed April 28, 1999.

(g)	(1)(i) Custody Agreement between the Registrant and Investors Fiduciary Trust Company. Incorporated by reference to Exhibit (viii) to Post-Effective Amendment No. 40 to Form S-6, Prudential’s Investment Plan Account, (File No. 2-52715) filed April 30, 1998.

(ii) Supplement to Custody Agreement between the Registrant and Investors Fiduciary Trust Company. Incorporated by reference to Post-Effective Amendment No. 37 to the Registration Statement on Form N1-A for the Prudential Series Fund, Inc. (File No. 2-80896), filed April 30, 2000.

(iii) Supplement to Custody Agreement between the Registrant and Investors Fiduciary Trust Company. Incorporated by reference to Post-Effective Amendment No. 37 to the Registration Statement on Form N1-A for the Prudential Series Fund, Inc. (File No. 2-80896), filed April 30, 2000.

(iv) First Amendment to Custody Agreement between Registrant, The Prudential Series Fund Inc. and State Street bank and Trust Company. Incorporated by reference to Post-Effective Amendment No 37 to the Registration Statement on Form N1-A for The Prudential Series Fund, Inc. (file No. 2-80896), filed April 30, 2000.

(v) Supplement to Custody Agreement between the Registrant, The Prudential Series Fund, Inc., and State Street Bank and Trust Company. Incorporated by reference to Post-Effective Amendment No. 47 to the Registration Statement on Form N1-A (File No. 2-32685) filed February 27, 2003.

(g)	(2)(i) Investment Accounting Agreement. Incorporated by reference to Post-Effective Amendment No. 37 to the Registration Statement on Form N1-A for The Prudential Series Fund, Inc. (File No. 2-80896), filed April 30, 2000.

(ii) First Amendment to Investment Accounting Agreement. Incorporated by reference to Post-Effective Amendment No. 37 to the Registration Statement on Form N1-A for The Prudential Series Fund, Inc. (File No. 2-80896), filed April 30, 2000.

(iii) Second Amendment to Investment Accounting Agreement. Incorporated by reference to Post-

Effective Amendment No. 37 to the Registration Statement on Form N1-A for The Prudential Series Fund, Inc. (File No. 2-80896), filed April 30, 2000.

(iv) Supplement to Investment Accounting Agreement. Incorporated by reference to Post-Effective Amendment No. 43 to the Registration Statement on Form N1-A (File No. 2-32685), filed April 26, 2000.

(i) Opinion of Shea & Gardner. Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 45 to the Registration Statement on Form N1-A (File No. 2-32685), filed April 30, 2001.

(j) Consent of Independent Accountants.*

(p)	(1) Registrant’s Amended Code of Ethics dated September 4, 2002. Incorporated by reference to Post-Effective Amendment No. 47 to the Registration Statement on Form N1-A (File No. 2-32685) filed February 27, 2003.

(2) Personal Securities Trading Policy of Prudential Investment Management, Inc., Prudential Investments LLC and Prudential Investment Management Services LLC. dated September 4, 2002. Incorporated by reference to Post-Effective Amendment No. 47 to the Registration Statement on Form N1-A (File No. 2-32685) filed February 27, 2003.

(3) Code of Ethics of Jennison Associates. Incorporated by reference to Exhibit 17(c) to Post-Effective Amendment No. 45 to the Registration Statement on Form N1-A (File No. 2-32685), filed April 30, 2001.

(q)	Powers of Attorney. Incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement on Form N1-A (File No. 2-32685), filed April 25, 2002.

*	Filed herewith.

Item 24. Persons Controlled By Or Under Common Control With The Fund

All of the shares of Prudential’s Gibraltar Fund, Inc. are held by three separate accounts of The Prudential Insurance Company of America (Prudential Insurance): Prudential’s Investment Plan Account, Prudential’s Annuity Plan Account and Prudential’s Annuity Plan Account-2. Prudential Insurance also holds directly and in certain other separate accounts shares of The Prudential Series Fund, Inc., a Maryland corporation. Most of the other shares of The Prudential Series Fund, Inc. are held by separate accounts of Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey, which are both indirect, wholly owned subsidiaries of Prudential Financial, Inc. (Prudential Financial). All of the separate accounts referred to above are unit investment trusts registered under the Investment Company Act of 1940. Prudential’s Gibraltar Fund, Inc. and The Prudential Series Fund, Inc. are registered as open-end, diversified management investment companies under the Investment Company Act of 1940. In accordance with current legal requirements, the shares of the investment companies are voted in accordance with the instructions of persons having an interest in the unit investment trusts, and Prudential Insurance, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey will vote the shares they hold directly in the same manner that they vote the shares that they hold in their separate accounts.

Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10 and The Prudential Variable Contract Account-11, separate accounts of Prudential Insurance registered as open-end, diversified management investment companies under the Investment Company Act of 1940.

The subsidiaries of Prudential Financial are listed under Item 24 in Post-Effective Amendment No. 46 to Form N-1A, The Prudential Series Fund, Inc., Reg. No. 2-80896, filed on or about May 1, 2003, the text of which is hereby incorporated by reference.

Item 25. Indemnification

The Registrant’s Articles of Incorporation provide that “each director and each officer of the Corporation shall be indemnified by the Corporation to the full extent permitted by the General Laws of the State of Maryland and the Investment Company Act of 1940, now or hereafter in force, including the advance of related expenses.”

The Registrant, in connection with other PI-advised funds, maintains a directors and officers errors and omissions policy, which provides the Registrant and its directors and officers with coverage against losses due to any breach of duty, neglect, error, misstatement, misleading statement or omission, and for costs and expenses incurred in the defense of any insured claim.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of the Investment Adviser

(a) Prudential Investments LLC (PI)

See “Fund Management” in the Prospectus constituting Part A of the Registration Statement and “Investment Advisory and Other Services” in the Statement of Additional Information constituting Part B of the Registration Statement.

The business and other connections of the officers of PI are listed in Schedules A and D of Form ADV of PI as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104).

The business and other connections of PI’s directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, Newark, New Jersey 07102.

Name and Address	Position with PI	Principal Occupation
David R. Odenath, Jr.	President, Chief Executive Officer and Chief Operating Officer	President, Chief Executive and Chief Operating Officer, PI; Executive Vice President, The Prudential Insurance Company of America (Prudential Insurance).
Robert F. Gunia	Executive Vice President and Treasurer	Executive Vice President and Chief Administrative Officer, PI; Vice President, Prudential; President, Prudential Investment Management Services LLC (PIMS)
William V. Healey	Executive Vice President, Chief Legal Officer and Secretary	Executive Vice President, Chief Legal Officer and Secretary, PI; Vice President and Corporate Counsel, Prudential; Senior Vice President, Chief Legal Officer and Secretary, PIMS
Kevin B. Osborn	Executive Vice President	Executive Vice President, PI
Judy A. Rice	Executive Vice President	Executive Vice President, PI
Philip N. Russo	Executive Vice President, Chief Financial Officer and Treasurer	Executive Vice President, Chief Financial Officer and Treasurer, PI; Director of Jennison Associates LLC
Lynn M. Waldvogel	Executive Vice President	Executive Vice President, PI

(b) Jennison Associates LLC (Jennison)

See “Fund Management” in the Prospectus constituting Part A of the Registration Statement and “Investment Advisory and Other Services” in the Statement of Additional Information constituting Part B of the Registration Statement.

The business and other connections of Jennison directors and executive officers are included in its Form ADV filed with the Securities and Exchange Commission (File No. 801-5608), as most recently amended, the text of which is incorporated herein by reference.

Item 27. Principal Underwriters

(a) Incorporated by Reference to Item 27(a) of Post-Effective Amendment No. 46 to Form N-1A, The Prudential Series Fund, Inc., Reg. No. 2-80896, filed on or about May 1, 2003.

(b) Incorporated by Reference to Item 27(b) of Post-Effective Amendment No. 46 to Form N-1A, The Prudential Series Fund, Inc., Reg. No. 2-80896, filed on or about May 1, 2003.

Item 28. Location Of Accounts And Records

All accounts, books or other documents required to be maintained by Section 31 (a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant, Gateway Center Three, 100 Mulberry Street, 9th Floor, Newark, New Jersey 07102-4077; the Registrant’s investment adviser, Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, 14th floor, Newark, New Jersey 07102-4077; Jennison Associates LLC, 466 Lexington Avenue, New York, New York 10017; or the Registrant’s custodian, State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105-1716.

Item 29. Management Services

Not applicable.

Item 30. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) of the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and the State of New Jersey on the 29th day of April 2003.

PRUDENTIAL’S GIBRALTAR FUND, INC.

By:	* DAVID R. ODENATH
David R. Odenath President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 48 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature		Title	Date

*DAVID R. ODENATH David R. Odenath		Director and President

*GRACE TORRES Grace Torres		Treasurer and Principal Financial and Accounting Officer

*SAUL K. FENSTER Saul K. Fenster		Director

*W. SCOTT MCDONALD, JR. W. Scott McDonald, Jr.		Director

*JOSEPH WEBER Joseph Weber		Director

*By:	/S/ JONATHAN D. SHAIN Jonathan D. Shain Attorney-in-Fact		April 29, 2003

EXHIBIT INDEX

(j)	Consent of Independent Accountants.*

*	Filed herewith.